UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FIDELITY NATIONAL FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 29, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 15, 2008.
To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

FIDELITY NATIONAL FINANCIAL, INC.
601 RIVERSIDE AVENUE
JACKSONVILLE, FL 32204
FIDELITY NATIONAL FINANCIAL, INC.

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location
The Annual Meeting for stockholders as of March 31, 2008
is to be held on May 29, 2008 at 11:00 a.m. eastern time

at:	Peninsular Auditorium 601 Riverside Avenue Jacksonville, FL 32204

DIRECTIONS TO OUR MEETING:
From the North:
From I-95 South, take Exit 353A for Church Street
toward Myrtle Ave./Forsyth St.
Turn left at W. Forsyth Street.
Turn right at N. Jefferson Street.
N. Jefferson Street will become Riverside Avenue.
End at 601 Riverside Avenue.
From the South:
From I-95 North, take Exit 351A for Park Street.
Turn right at Park Street.
Turn right at Rosselle Street.
Roselle Street ends at 601 Riverside Avenue.

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” EACH OF THE PROPOSALS BELOW.
1.	To elect to the Board of Directors the nominees listed below:

Nominees: 01 William P. Foley, II 02 Douglas K. Ammerman 03 Thomas M. Hagerty 04 Peter O. Shea, Jr.

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2008 fiscal year.

3.	To approve the Fidelity National Financial, Inc. Amended and Restated 2005 Omnibus Incentive Plan.

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